Exhibit 99.1

AquaBounty Technologies to Present at Upcoming Investor Conferences in September

MAYNARD, Mass., September 9, 2021 -- AquaBounty Technologies, Inc. (Nasdaq: AQB) (“AquaBounty” or the “Company”), a land-based aquaculture company utilizing technology to enhance productivity and sustainability, will participate in the following investor conferences during the month of September 2021: H.C. Wainwright Global Investment Conference on September 13-14, the Lake Street Best Ideas Conference on September 14-15, and the Bank of America Future Fish Event on September 28.

Sylvia Wulf, Chief Executive Officer of AquaBounty, is scheduled to host virtual presentations and participate in virtual one-on-one meetings at the H.C. Wainwright Annual Global Investment Conference and the Lake Street Best Ideas Conference as follows:

H.C. Wainwright Annual Global Investment Conference
Date: Monday, September 13, 2021
Recorded Presentation Available After 7:00 a.m. Eastern time
Webcast: https://journey.ct.events/view/3bdefce9-8827-4674-8376-0177eee36b98
Available for One-on-One Meetings

Lake Street Best Ideas Conference
Date: Monday and Tuesday, September 13 & 14, 2021
Available for One-on-One Meetings

Bank of America Future Fish Event
Date: Tuesday, September 28, 2021
Hosting Panel Presentation for Registered Event Attendees

For more information, please contact your conference representative, email your request to AQB@mzgroup.us or call Lucas Zimmerman at (949) 259-4987.

About AquaBounty

AquaBounty Technologies, Inc. (NASDAQ: AQB) is a leader in aquaculture leveraging decades of technology expertise to deliver game changing solutions that solve global problems, while improving efficiency, sustainability and profitability. AquaBounty provides fresh Atlantic salmon to nearby markets by raising its fish in carefully monitored land-based fish farms through a safe, secure and sustainable process. The Company’s land-based Recirculating Aquaculture System (“RAS”) farms, located in Indiana, United States and Prince Edward Island, Canada, are close to key consumption markets and are designed to prevent disease and to include multiple levels of fish containment to protect wild fish populations. AquaBounty is raising nutritious salmon that is free of antibiotics and other contaminants and provides a solution resulting in a reduced carbon footprint and no risk of pollution to marine ecosystems as compared to traditional sea-cage farming. For more information on AquaBounty, please visit www.aquabounty.com or follow us on Facebook,  Twitter,  LinkedIn and Instagram.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact contained in this release are forward-looking statements, including, but not limited to, statements regarding the location and anticipated capacity of our planned farm in Ohio, the timing of the commencement of construction and the beginning of commercial production, the expected demand for our products, our harvesting schedule, purchase orders, commitments and prospective agreements with customers; international expansion and the anticipated growth in market size and geographies. Forward-looking statements may be identified with words such as “will,” “may,” “can,” “expect,” “plan,” “slate,” “anticipate,” “upcoming,” “believe,” “estimate,” or similar terminology, and the negative of these terms. Forward-looking statements are not promises or guarantees of future performance and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, please refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.aquabounty.com and on the SEC’s website at www.sec.gov.

Company Contact:
AquaBounty Technologies
Dave Conley
Corporate Communications
(613) 294-3078

Investor Relations:
Greg Falesnik or Luke Zimmerman
MZ Group - MZ North America
(949) 259-4987
AQB@mzgroup.us